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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 28, 2006
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 28, 2006, Sovran Self Storage, Inc., or the Company, entered into an underwriting agreement with Banc of America Securities LLC, as representative of the several underwriters, pursuant to which the Company agreed to issue and sell 2,000,000 shares of the Company's common stock, par value $.01 per share, plus up to an additional 300,000 shares of common stock pursuant to the underwriters' option, at a price to the public of $56.25 per share. The underwriters exercised the option in full on November 29, 2006. The offering of the 2,300,000 shares of the Company's common stock closed on December 4, 2006. Gross proceeds from the offering were $122,906,250.

The Company will use the net proceeds of the offering to repay amounts outstanding under its unsecured line of credit, and for general corporate purposes, including funding potential future acquisitions. An affiliate of Banc of America Securities LLC is one of the lenders under the Company's unsecured line of credit, and upon repayment of the line of credit in connection with the offering, such affiliate of Banc of America Securities LLC will receive its proportionate share of the amount repaid.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)     The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 28 , 2006, between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc. and Banc of America Securities LLC
5.1	Opinion of Phillips Lytle LLP as to legality of the shares sold
5.2	Opinion of Venable LLP as to legality of the shares sold
23.1	Consent of Phillips Lytle LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC. By /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer

Date: December 4, 2006

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EXHIBIT INDEX
Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 28 , 2006, between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc. and Banc of America Securities LLC
5.1	Opinion of Phillips Lytle LLP as to legality of the shares sold
5.2	Opinion of Venable LLP as to legality of the shares sold
23.1	Consent of Phillips Lytle LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto)